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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934





DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  DECEMBER 3, 1998
                                                 -------------------------------


                                 MICROMUSE INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


         California                      000-23783               94-3288385
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(State or other jurisdiction            (Commission            (IRS Employer
of incorporation)                       File Number)         Identification No.)

139 Townsend Street, San Francisco, California                          94107
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code (415) 538-9090
                                                  ------------------------------


                                      Same
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         (Former name or Former Address, if Changed Since Last Report.)

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ITEM 5. OTHER EVENTS--YEAR 2000 READINESS DISCLOSURE.

     (a) The following disclosure statements contained in the Registrant's Quarterly Reports on Form 10-Q for the three-month periods ended March 31, 1998 and June 30, 1998 pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, regarding the Registrant's Year 2000 readiness each constitute "Year 2000 Readiness Disclosure" for purposes of the Year 2000 Information and Readiness Disclosure Act of 1998 (Public Law 105-271, 112 Stat. 2386, a U.S. statute). These disclosure statements were true and correct when made but do not necessarily reflect the Registrant's current state of Year 2000 readiness. Complete copies of such reports can be obtained from the Registrant upon request.

          Year 2000 Readiness Disclosure contained in Quarterly Report on Form 10-Q for the three-month period ended March 31, 1998, filed with the Securities and Exchange Commission on May 14, 1998:

          "YEAR 2000 COMPLIANCE. Many currently installed computer systems and software products are coded to accept only two digit entries in the date code field. These date code fields will need to accept four digit entries to distinguish 21st century dates from 20th century dates. As a result, computer systems and/or software used by many companies may need to be upgraded to comply with such "Year 2000" requirements. The Company is currently in the process of conducting a review of its internal information systems to identify systems that could be affected by such Year 2000 requirements. Further, to accommodate its recent growth, the Company will be required to continue to implement and improve a variety of operational, financial and management information systems, procedures and controls on a timely basis. In particular, the Company will be required to improve its accounting and financial reporting systems, which currently require substantial management effort and will be required to implement a U.S.-based financial and accounting system. The Company expects to incur internal staff costs as well as consulting and other expenses related to these requirements, including Year 2000 requirements. The Company cannot estimate the amount of costs that will be associated with implementing these improvements and changes. While the Company currently expects that such improvements and changes will not pose significant operational problems, delays in the implementation or modification of the Company's information systems could have a material adverse effect on the Company's business, results of operations and financial condition."

          "YEAR 2000 COMPLIANCE. Many currently installed computer systems and software products are coded to accept only two digit entries in the date code field. These date code fields will need to accept four digit entries to distinguish 21st century dates from 20th century dates. As a result, in less than two years, computer systems and/or software used by many companies may need to be upgraded to comply with such "Year 2000" requirements. Significant uncertainty exists in the software industry concerning the potential effects associated with such compliance. In the Company's standard license agreements, the Company warrants to licensees that its software routines and programs are Year 2000 compliant (i.e. that they accurately process date-related data within any century and between two or more centuries). Although the Company believes its software products are Year 2000 compliant, there can be no assurance that the Company's software products contain all necessary software routines and programs necessary for the accurate calculation, display, storage and manipulation of data

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involving dates. If any of the Company's licensees experience Year 2000 problems, such licensee could assert claims for damages against the Company. Any such litigation could result in substantial costs and diversion of the Company's resources even if ultimately decided in favor of the Company. In addition, many companies are expending significant resources to correct or patch their current software systems for Year 2000 compliance. These expenditures may result in reduced funds available to purchase software products such as those offered by the Company. The occurrence of any of the foregoing could have a material adverse effect on the Company's business, operating results or financial condition."

          Year 2000 Readiness Disclosure contained in Quarterly Report on Form 10-Q for the three-month period ended June 30, 1998, filed with the Securities and Exchange Commission on August 14, 1998:

          "YEAR 2000 COMPLIANCE AND EURO CONVERSION. Many currently installed computer systems and software products are coded to accept only two digit entries in the date code field. These date code fields will need to accept four digit entries to distinguish 21st century dates from 20th century dates. As a result, computer systems and/or software used by many companies may need to be upgraded to comply with such "Year 2000" requirements. Further, various European states have planned the introduction of a single currency (known as the Euro) in January 1999. The introduction of the Euro may result in complex conversion calculations. The Company is currently in the process of conducting a review of its internal information systems to identify systems that could be affected by such Year 2000 and Euro conversion requirements. Further, to accommodate its recent growth, the Company will be required to continue to implement and improve a variety of operational, financial and management information systems, procedures and controls on a timely basis. In particular, the Company will be required to improve its accounting and financial reporting systems, which currently require substantial management effort and will be required to implement a U.S.-based financial and accounting system. The Company expects to incur internal staff costs as well as consulting and other expenses related to these requirements, including Year 2000 and Euro conversion requirements. The Company cannot estimate the amount of costs that will be associated with implementing these improvements and changes. While the Company currently expects that such improvements and changes will not pose significant operational problems, delays in the implementation or modification of the Company's information systems could have a material adverse effect on the Company's business, results of operations and financial condition."

          "YEAR 2000 COMPLIANCE. Many currently installed computer systems and software products are coded to accept only two digit entries in the date code field. These date code fields will need to accept four digit entries to distinguish 21st century dates from 20th century dates. As a result, in less than two years, computer systems and/or software used by many companies many need to be upgraded to comply with such "Year 2000" requirements. Significant uncertainty exists in the software industry concerning the potential effects associated with such compliance. In the Company's standard license agreements, the Company warrants to licensees that its software routines and programs are Year 2000 compliant (i.e. that they accurately process date-related data within any century and between two or more centuries). Although the Company believes its software products are Year 2000 compliant, there can be no assurance that the Company's software products contain all necessary software routines and


                                       2

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programs necessary for the accurate calculation, display, storage and manipulation of data involving dates. If any of the Company's licensees experience Year 2000 problems, such licensee could assert claims for damages against the Company. Any such litigation could result in substantial costs and diversion of the Company's resources even if ultimately decided in favor of the Company. In addition, many companies are expending significant resources to correct or patch their current software systems for Year 2000 compliance. These expenditures may result in reduced funds available to purchase software products such as those offered by the Company. The occurrence of any of the foregoing could have a material adverse effect on the Company's business, operating results or financial condition."

     (b) The following Year 2000 Readiness Disclosure statement reflects the Registrant's current state of readiness with respect to Year 2000 issues:

          YEAR 2000. A significant amount of the demand the Company has experienced in recent years for applications software may be generated by customers in the process of replacing and upgrading applications in order to accommodate the change in date to the Year 2000. Once such customers have completed their preparations, the software industry and the Company may experience a significant deceleration from the strong annual growth rates recently experienced in the applications software marketplace. Although the Company has designed and tested its products to be Year 2000 compliant, there can be no assurances that the Company's current products do not contain undetected errors or defects associated with Year 2000 date functions that may result in material costs to the Company. In addition, certain components of the Company's products process timestamp information from third party applications or local operating systems. As a result, if such third party applications or local operating systems are not Year 2000 compliant, the Company's products that process such timestamp information may not be Year 2000 compliant. The Company is currently evaluating the Year 2000-related risk and corrective actions in connection with such third party applications and local operating systems. Some commentators have stated that a significant amount of litigation will arise out of Year 2000 compliance issues, and the Company is aware of a growing number of lawsuits against other software vendors. Because of the unprecedented nature of such litigation, it is uncertain to what extent the Company may be affected by it. In addition, in the Company's standard license agreements, the Company warrants to licensees that its software programs and routines are Year 2000 compliant. If any of the Company's licensees experiences Year 2000 problems, such licensees could assert claims for damages against the Company. Any such litigation could result in substantial costs and diversion of the Company's resources even if ultimately decided in favor of the Company. With respect to its internal information technology systems (including information technology-based office facilities such as data and voice communications, and building management and security systems), the Company is currently evaluating the adoption of standard industry practices, as published by the British Standards Institute, in preparing for the Year 2000 date change. The Company's Year 2000 internal readiness program primarily covers: taking inventory of hardware, software and embedded systems, assessing business and customer satisfaction risks associated with such systems, creating action plans to address known risks, executing and monitoring action plans, and contingency planning. The Company currently is conducting (i) a review of its vendors and service providers to evaluate Year 2000 readiness and (ii) ongoing risk analysis. The Company expects to substantially complete Year 2000 readiness preparations at the end of the first quarter of calendar 1999 with respect to its core business and software systems and at the end of June 1999 with respect to its hardware systems. In each case, the Company expects to continue extensive testing through calendar 1999. Although the Company does not currently believe that it will incur any material costs or experience material disruptions in its business associated with preparing its internal systems for the Year 2000, there can be no assurances that the Company will not experience serious unanticipated negative consequences and/or material costs caused by undetected errors or defects in the technology used in its internal systems, which are composed of third party software, third party hardware that contains embedded software and the Company's own software products. The most reasonably likely worst case scenarios would include: (i) corruption of data contained in the Company's internal information systems, (ii) hardware failure, and (iii) the failure of infrastructure services provided by government


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agencies and other third parties (e.g., electricity, phone service, water transport, internet services, etc.). The Company is in the process of conducting its contingency planning for high risk areas at this time and is scheduled to commence contingency planning for medium to low risk areas in January 1999. The Company expects its contingency plans to include, among other things, manual "work-arounds" for software and hardware failures, as well as substitution of systems, if necessary.


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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        MICROMUSE INC.



Date: December 3, 1998                  By: /s/ STEPHEN A. ALLOTT
                                           -------------------------------------
                                           President and Chief Financial Officer
                                           (Principal Financial and Chief
                                           Accounting Officer)